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                                                   S&C Draft of October 28, 2001



                         THE SAINT PAUL COMPANIES, INC.

                    [ ]% TRUST PREFERRED SECURITIES ("TRUPS")

                   ($[ ] STATED LIQUIDATION AMOUNT PER TRUPS)


                                  -------------

                             UNDERWRITING AGREEMENT

                                                                      [ ], 20001

Salomon Smith Barney
   As representatives of the several Underwriters
     named in Schedule 1 hereto,
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  The St. Paul Companies, Inc. (the "Company"), a Minnesota corporation, and St. Paul Capital Trust I (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") propose that the Trust issue and sell to the firms named in SCHEDULE 1 hereto (such firms constituting the "Underwriters")
its [    ]% Trust Preferred Securities, "TRUPS" (the "Firm Securities"),
representing undivided preferred beneficial interests in the assets of the Trust, which will be guaranteed by the Company (the "Guarantee") as to the payment of distributions, and as to payments on liquidation or redemption, to the extent that the Trust has funds on hand legally available therefor, as set forth in a Preferred Securities Guarantee Agreement (the "Guarantee Agreement") between the Company and The Chase Manhattan Bank, as trustee (the "Guarantee Trustee"). In addition, subject to the terms and conditions herein, the Company and the Trust propose to grant the Underwriters

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an option to purchase up to [    ] additional TRUPS (the "Optional Securities").
The Firm Securities and the Optional Securities are herein called the "Securities".

                  The proceeds of the sale of the Securities and the common securities of the Trust (the "Common Trust Securities" and, together with the TRUPS, the "Trust Securities") to be sold by the Trust to the Company are to be invested in [ ]% Junior Subordinated Debentures Due 2050 (the "Debentures") of the Company to be issued pursuant to an Indenture (the "Indenture") between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"). The Trust Securities will be issued pursuant to, and governed by the Amended and Restated
Declaration of Trust, dated as of    [     ], 2001 (the "Declaration") among the
Company, Chase Manhattan Bank USA, National Association, as the Delaware Trustee (the "Delaware Trustee") and the institutional trustee and the regular trustees named therein. The Declaration, the Indenture and the Guarantee Agreement will be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

         1. The Company and the Trust, jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-[ ](the "Initial Registration Statement") in respect of the Securities, the Debentures and the Guarantee has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included in the latest registration statement, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which


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became effective upon filing, no other document with respect to the Initial
Registration Statement or documents incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of any Initial Registration Statement, any post-effective amendment thereto, or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statements or filed with the Commission pursuant to Rule 424(a) under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statements, any post-effective amendment thereto, and the Rule 462(b) Registration Statements, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement, at the time such part of the Initial Registration Statements became effective but excluding Form T-l, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by


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reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statements shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented in relation to the applicable Designated Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 5(a) hereof (including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use in the Prospectus as amended or supplemented relating to the Securities;


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                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use in the Prospectus as amended or supplemented relating to the Securities;

                  (d) Neither the Trust, the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any direct loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Trust or the Company and its subsidiaries taken as a whole (other than any decrease in the capital stock resulting from purchases by the Company under its Stock Repurchase Program and any increase resulting from the exercise of stock options or the issuance of restricted shares under the Company's stock incentive and employee compensation plans, or the conversion of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock) or any material adverse change, or any development involving a prospective material adverse change, in or


                                      -5-
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affecting the general affairs, management, financial position, shareholders'
equity or results of operations of the Trust and the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Trust has been duly formed and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to enter into this Agreement, to own property and to conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and the Declaration and as described in the Prospectus, as amended or supplemented; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration, and the agreements and instruments contemplated by the Declaration and described in the Prospectus as amended or supplemented; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Prospectus as amended or supplemented; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; the Trust is not a party to or subject to any action, suit or proceeding of any nature;

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, and is not subject to any material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of the Company's principal subsidiaries (hereinafter called "Principal Subsidiaries"), namely St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and The John Nuveen Company, has been


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duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification;

                  (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; all of the issued shares of capital stock of each of St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and The John Nuveen Company held directly or indirectly by the Company have been duly authorized and validly issued, are fully paid and non- assessable; (except as disclosed in the Registration Statement) all shares of the capital stock of such subsidiaries are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the outstanding beneficial interests in the assets of the Trust have been duly authorized and issued, are fully-paid and non-assessable and conform to the description thereof contained in the Prospectus;

                  (h) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Declaration; the holders of the Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                  (i) The Common Trust Securities have been duly and validly authorized by the Company and upon delivery


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at each Time of Delivery (as defined herein) by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Trust Securities is not subject to preemptive or other similar rights; at each Time of Delivery, all of the issued and outstanding Common Trust Securities of the Trust will be directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims; the Common Trust Securities will have the rights set forth in the Declaration; and the Trust Securities are the only interests authorized to be issued by the Trust;

                  (j) The Debentures have been duly authorized by the Company, and, when the Debentures are issued and delivered pursuant to this Agreement, they will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and, when validly executed and delivered by the Company and the Trustee, and when duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for the Firm Securities (as defined in Section 3 hereof), will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantee Agreement and the Declaration have each been duly authorized and each, when validly executed and delivered by the Company and (i) in the case of the Guarantee Agreement, by the Guarantee Trustee and (ii) in the case of the Declaration, by the Institutional Trustee and the Delaware Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the


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Indenture, the Guarantee Agreement and the Declaration conform, and the
Debentures will conform, to the descriptions thereof contained in the Prospectus;

                  (k) The issue and sale of the Debentures underlying the Trust Securities by the Company, the compliance by the Company with all of the provisions of this Agreement, the Guarantee Agreement, its Declaration and the Indenture, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the By-laws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Debentures underlying the Trust Securities by the Company, or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture, the Guarantee Agreement and the Declaration, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (l) The issue and sale of the Securities by the Trust, the purchase of the Debentures underlying the Trust Securities by the Trust, the compliance by Trust with all of the provisions of this Agreement and the Declaration, and the consummation of the transactions herein and therein contemplated will not conflict with or


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result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Declaration or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Trust Securities by the Trust, the purchase of the Debentures underlying such Trust Securities by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement and the Declaration, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (m) The Trust is not in violation of the Declaration, and as of each Time of Delivery, will not be in violation of the Declaration; neither the Company nor any of its subsidiaries is in violation of its organizational documents; and neither the Trust nor the Company or any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is or may be bound;

                  (n) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Junior Subordinated Debentures" and "Description of the Guarantee", insofar as they purport to constitute a summary of the terms of the securities therein described, and, subject to the limitations set forth therein, under the caption "Certain


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Federal Income Tax Consequences", and under the caption "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (o) Other than as set forth in the Prospectus, and other than litigation (none of which is reasonably likely to be material) incidental to the kinds of business conducted by the Company and its subsidiaries, there are no legal or governmental proceedings pending to which the Trust, the Company or any of its subsidiaries is a party, or of which any property of the Trust, the Company or any of its subsidiaries is the subject, which, if determined adversely to the Trust, the Company or any of its subsidiaries, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Trust or the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (p) Neither the Company nor the Trust is and, after giving effect to each offering and sale of the Securities neither the Company nor the Trust will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (q) Immediately after any sale of Securities by the Trust hereunder, the aggregate amount of Securities which shall have been issued and sold by the Trust hereunder that shall have been issued and sold pursuant to the Registration Statement will not exceed the aggregate stated liquidation amount of trust securities registered under the Registration Statement; and

                  (r) (A) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission


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thereunder [; AND (B) ERNST & YOUNG LLP, WHO HAVE CERTIFIED CERTAIN FINANCIAL
STATEMENTS OF FORMER USF&G CORPORATION AND ITS SUBSIDIARIES, ARE] independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, (a) the Company and the Trust agree that the Trust will sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to
purchase from the Trust, at a purchase price of $[      ] per Firm Security, the
number of Firm Securities set forth opposite the name of such Underwriter in
Schedule 1 hereto, and (b) in the event and to the extent that the Underwriters shall exercise their election to purchase Optional Securities as provided in the paragraph below, the Company and the Trust agree that the Trust will sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at the purchase price set forth in clause
(a) of this paragraph, a number of Optional Securities (to be adjusted by you to eliminate fractional TRUPS) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities set forth opposite the name of such Underwriter in SCHEDULE 1 hereto and the denominator of which is the maximum number of Optional Securities set forth in total opposite the names of all such Underwriters in
SCHEDULE 1 hereto.

                  The Company and the Trust, as and to the extent indicated in
SCHEDULE 1 hereto, hereby grant, severally and not jointly, to the Underwriters
the right to purchase at their election up to [        ] Optional Securities, at
the purchase price per TRUPS set forth in clause (a) of the paragraph above, for the sole purpose of covering overallotments in the sale of Firm Securities. Any such election to purchase Optional Shares may be exercised only by written notice from Salomon Smith Barney to the Company and the Trust, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier


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than the First Time of Delivery (as defined in Section 4 hereof) or, unless
Salomon Smith Barney and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

                  As compensation to the Underwriters for their commitments hereunder, the Company and the Trust agree that the Trust shall at each Time of Delivery (as defined in Section 4 hereof) will pay to Salomon Smith Barney, for
the accounts of the several Underwriters, an amount equal to $         per TRUPS
for the Securities to be delivered by the Trust hereunder at such Time of Delivery.

         3. Upon the authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer such Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. The Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Trust to Salomon Smith Barney, through the facilities of The Depository Trust Company ("DTC") or its designated custodian for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Trust. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such
delivery shall be, for the Firm Shares [      ], 2001, 9:30 a.m. New York
City time or such other time that Salomon Smith Barney and the Company may
agree upon in writing, and with respect to the Optional Shares, [      ],
2001, 9:30 a.m. New York City time, on the date specified by Salomon Smith Barney in the written notice given by Salomon Smith Barney of the Underwriters' election to purchase such Optional Securities, or such other time and date as Salomon Smith Barney, the Company and the Trust may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First


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Time of Delivery", such time and date for the delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  At each Time of Delivery, the Trust or the Company will pay, or cause to be paid, the commission payable at such Time of Delivery to the Underwriters under Section 2 hereof by wire transfer of Federal (same-day) funds to the account specified by Salomon Smith Barney.

         5. The Company and the Trust, jointly and severally, agree with each of the Underwriters:

                  (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3); to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension


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of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Company nor the Trust shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any

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dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

                  (e) During the period beginning from the date of this Agreement and continuing to and including the date six months after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any TRUPS or junior subordinated debentures, or securities of the Company or the Trust or a trust similar to the Trust that are substantially similar to the Securities or the Debentures, without the prior written consent of the Representatives;

                  (f) If the Company and the Trust elect to rely upon Rule 462(b), the Company and the Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                  (g) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (h) To use their best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange (the "Exchange"); and

                  (i) Not to invest, reinvest or otherwise use the proceeds received by the Trust and the Company in such a manner, or take any action, or omit to take any action, that would cause the Company or the Trust to become an "investment company" as that term is defined in the Investment Company Act.

         6. The Company and the Trust, jointly and severally, covenant and agree with the several Underwriters that the Company or the Trust will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) all fees and expenses in connection with listing any of the Securities on the Exchange and the cost of registering the Securities under the Act(vii) the cost of preparing the Securities and the Debentures; (viii) the fees and expenses of the Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities; (ix) the cost and charges of any transfer agent or registrar;
(x) the cost
and charges of DTC; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder as to the Securities to be delivered at each Time of Delivery shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Trust herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Trust shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company and the Trust have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Sullivan & Cromwell shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for the Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Debentures, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided that in respect of certain matters of Delaware law, such counsel shall be entitled to rely upon an opinion or opinions of Richards, Layton & Finger, Wilmington, Delaware; provided further that in respect of certain matters of Minnesota law, such counsel shall be entitled to rely upon an opinion or opinions of Bruce A. Backberg, Esq.;

                  (c) Bruce A. Backberg, Esq., Senior Vice President for the Company, or other counsel for the Company and the Trust acceptable to the Representatives, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for the Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Company has an authorized share capital as
                  set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

                           (iii) The Company has been duly qualified as a
                  foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which, in such counsel's opinion, the Company is required to be so qualified or if the Company is not so qualified in any such state or jurisdiction, the failure to so qualify would not, considering all cases in the aggregate, involve a material risk to the business, properties, financial position or results of operation of the Company and its subsidiaries, taken as a whole;

                           (iv) Each of the Principal Subsidiaries has been duly
                  incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each of St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and The John Nuveen Company held directly or indirectly by the Company have been duly authorized and validly issued, are fully paid and non-assessable, and (except as disclosed in the Registration Statement) all shares of the capital stock of such subsidiaries are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or the Principal Subsidiaries, provided that such counsel shall state that he believes that both the Representatives and he are justified in relying upon such opinions and certificates);

                           (v) To such counsel's knowledge, there are no legal
                  or governmental proceedings pending to which the Trust, the Company or any of its subsidiaries is a party or of which any property of the Trust, the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus, as amended or supplemented and other than litigation or proceedings (none of which is reasonably likely to be material) incident to the kinds of business conducted by the Trust, the Company and its subsidiaries, which, if determined adversely to the Trust, the Company or any of its subsidiaries, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (vi) This Agreement has been duly authorized,
                  executed and delivered by the Company and the Trust;

                           (vii) To such counsel's knowledge, the Trust is not a
                  party to or bound by any agreement or instrument other than this Agreement, the Declaration, and the agreements and instruments contemplated by the Declaration and described in the Prospectus as amended or supplemented; to such counsel's knowledge, the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Prospectus as amended or supplemented; to the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes;

                           (viii) The Common Trust Securities conform to the
                  description thereof contained in the Prospectus as amended or supplemented; and to such counsel's knowledge, all of the issued and outstanding Common Trust Securities of the Trust are directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims;

                           (ix) Each of the Guarantee Agreement, the Indenture
                  and the Debentures has been duly authorized and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law); the Declaration, the Indenture and the Guarantee Agreement have been duly qualified under the Trust Indenture Act; the Debentures are entitled to the benefits of the Indenture; and the Guarantee Agreement, the Declaration, the Indenture and the Debentures conform to the descriptions thereof in the Prospectus, as amended or supplemented;

                           (x) The issue and sale of the Securities and the
                  Common Trust Securities by the Trust, the issue and sale of the Debentures underlying such Trust Securities by the Company, the compliance by the Company and the Trust, as applicable, with all of the provisions of this Agreement, the Guarantee Agreement, the Declaration and the Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Restated Articles of Incorporation or by-laws of the Company or the articles of incorporation or by-laws of any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court, insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; no consent of or with any court or governmental agency or body is required for the issue and sale of the Securities and the Common Trust Securities by the Trust, the issue and sale of the Debentures underlying such Trust Securities by the Company, the compliance by the Company and the Trust, as applicable, with all of the provisions of this Agreement, the Guarantee Agreement, the Declaration or the Indenture or the consummation of the transactions herein or therein contemplated, except for (A) the registration under the Act of the Securities, the Debentures and the Guarantee,
                  (B) the approval and registration of the Securities with the Exchange, which has been obtained, (C) such as have been obtained under the Trust Indenture Act and (D) such consents as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (xi) The issue and sale of the Securities by the
                  Trust, the purchase of the Debentures underlying the Trust Securities by the Trust, the compliance by the Trust with all of the provisions of the Declaration and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Declaration or any statute or any order, rule or regulation known to such counsel of any court, insurance regulatory authority, if applicable, or other governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent of or with any such court, insurance regulatory authority or other governmental agency or body is required for the issue and sale of the Securities and the Common Trust Securities by the Trust, the purchase of the Debentures underlying such Trust Securities by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement or the Declaration, except (A) the registration under the Act of the Securities, the Debentures and the Guarantee, (B) the approval and registration of the Securities with the Exchange, which has been obtained, (C) such as have been obtained under the Trust Indenture Act and (D) such consents as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (xii) No consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (xiii) Neither the Company nor any of its
                  subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is or may be bound;

                           (xiv) The statements set forth in the Prospectus
                  under the captions "Description of the Preferred Securities", "Description of the

                  Junior Subordinated Debentures" and "Description of the Guarantee", insofar as they purport to constitute a summary of the terms of the securities therein described, and, subject to the limitations set forth therein, under the caption "Certain Federal Income Tax Consequences", and under the caption "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                           (xv) Neither the Company nor the Trust is and, after
                  giving effect to each offering and sale of the Securities will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                           (xvi) The documents incorporated by reference in the
                  Prospectus(other than the financial statements and related schedules therein and Form T-1, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of the registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xvii) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Company and the Trust prior to the date of such opinion for the Securities (other than the financial statements and related schedules therein and Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company and the Trust prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company and the Trust prior to the date of such opinion (other than the financial statements and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the date of such opinion, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company and the Trust prior to the date of such opinion (other than the financial statements and related schedules therein and Form T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

                  PROVIDED that in lieu of the delivery of the opinion set forth in paragraph (iv) of this Section 7(c) as to The John Nuveen Company, such counsel may cause [ALAN G. BERKSHIRE, VICE PRESIDENT AND GENERAL COUNSEL] to The John Nuveen Company, to deliver an opinion as to such matters, dated the Time of Delivery for such Securities.

                  (d) Richards, Layton & Finger, special Delaware counsel to the Trust, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to you to the effect that:

                           (i) The Trust has been duly formed and is validly
                  existing in good standing as a business trust under the Delaware Business Trust Act.

                           (ii) The Declaration constitutes a valid and binding
                  obligation of the Company and the Trustees parties thereto (the "Declaration Trustees"), enforceable against the Company and the Declaration Trustees in accordance with its terms, and the terms of the Trust Securities, to the extent they are obligations of the Trust, are valid and binding obligations of the Trust in accordance with the terms of the Declaration, subject to the effect of (A) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at a law), and (C) applicable public policy with respect to provisions relating to indemnification or contribution.

                           (iii) Under the Delaware Business Trust Act and the
                  Declaration, (A) the Trust has the requisite trust power and authority (x) to own its properties and conduct its business, all as described under the captions "St. Paul Capital Trust I" in the Prospectus, (y) to issue and perform its obligations under the Securities, and (z) to execute and deliver, and perform its obligations under this Agreement, and (B) the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all requisite trust action on the part of the Trust. This Agreement has been duly executed and delivered by the Trust.

                           (iv) The Securities have been duly authorized by the
                  Declaration and are duly and validly issued and, subject to the qualifications set forth in this paragraph (iv), fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The holders of the Securities as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of the Securities may be obligated, pursuant to the Declaration, to make payments and provide indemnity and security as set forth in the Declaration.

                           (v) The Common Trust Securities have been duly
                  authorized by the Declaration and are
                  validly issued and represent undivided beneficial interests in the assets of the Trust.

                           (vi) Under the Declaration and the Delaware Business
                  Trust Act, (A) the issuance of the Securities is not subject to preemptive rights to subscribe for additional Securities or Common Trust Securities, and (B) the Securities are the only interests in the assets of the Trust authorized to be issued by the Trust.

                           (vii) The issuance and sale by the Trust of the
                  Securities in accordance with the Declaration, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by the Declaration, the Securities and this Agreement, and the compliance by the Trust with its obligations hereunder and thereunder are not prohibited by (A) the Trust's certificate of trust or the Declaration, or (B) any applicable Delaware statute or administrative regulation.

                           (viii) No authorization, approval, consent or order
                  of any Delaware governmental authority or Delaware agency is required to be obtained, and no filing or registration with any Delaware governmental authority or Delaware agency is required to be made, by the Trust solely in connection with the issuance and sale by the Trust of the Securities.

                  (e) Sullivan & Cromwell, special tax counsel for the Company and the Underwriters, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that the discussion set forth in the Prospectus under the heading "Certain Federal Income Tax Consequences", insofar as it relates to matters of United States federal income tax law, is accurate in all material respects.

                  (f) On the date of this Agreement and at the Time of Delivery for such the Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (g) (i) Neither the Trust, the Company nor any of its Principal Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Trust, the Company and its subsidiaries taken as a whole (other than any decrease in the capital stock resulting from purchases under the Company's Stock Repurchase Program and any increase in the capital stock resulting from the exercise of stock options or the issuance of restricted shares under the Company's stock incentive and employee compensation plans, or the conversion of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to such Time of Delivery, the effect of which, in any such case described in clause (i) or
(ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                  (h) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced or otherwise given notice to the Company that it has under surveillance, review or watch, with possible negative implications, its rating of any of the Company's debt securities or the Company's financial strength or claims paying ability, or of any review for a possible change therein that does not indicate the direction of the possible change;

                  (i) On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading the Company's or the Trust's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                  (j) The Company and the Trust shall have each furnished or caused to be furnished to the Representatives at the Time of Delivery for the Securities a certificate or certificates of officers of the Company and the Trust satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Trust, as the case may be, herein at and as of such Time of Delivery, as to the performance by the Company and the Trust, as the case may be, of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request; and

                  (k) The Securities shall have been duly listed, subject to notice of issuance of the Exchange.

         8. (a) Each of the Company and the Trust, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Prospectus relating to such Securities; and PROVIDED, FURTHER, that neither the Company nor the Trust shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                  (b) Each Underwriter will indemnify and hold harmless the Company and the Trust against any losses, claims, damages or liabilities to which the Company and the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Trust for any legal or other expenses reasonably incurred by the Company or the

Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Trust bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                  (e) The obligations of the Company and the Trust under this
Section 8 shall be in addition to any liability which the Company and the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company and the Trust within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under this Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and the Trust agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under the Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligation of the Underwriters to purchase and Company and the Trust to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Trust, except for the expenses to be borne by the Company, the Trust and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company or the Trust, or any officer or director or controlling person of the Company or the Trust, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Trust shall then be under any liability to any Underwriter with respect to the Securities covered by this Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Securities are not delivered by or on behalf of the Company and the Trust as provided herein, the Company and the Trust, jointly and severally, will reimburse the Underwriters through the

Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Securities, but neither the Company nor the Trust shall then be under further liability to any Underwriter with respect to such Securities except as provided in Section 6 and Section 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in this Agreement.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives in care of Salomon Smith Barney, 388 Greenwich Street, New York, New York 10013; and if to the Company or the Trust shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Bruce A. Backberg, Esq., Senior Vice President; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Trust by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Trust and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company, the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof.


                                         Very truly yours,

                                         THE ST. PAUL COMPANIES, INC.


                                         By:_______________________________
                                              Name:
                                              Title:


                                         ST. PAUL CAPITAL TRUST I


                                         By:_______________________________
                                              Name:
                                              Title:


Accepted as of the date hereof:



SALOMON SMITH BARNEY
MERRILL LYNCH & CO.
MORGAN STANLEY DEAN WITTER
GOLDMAN, SACHS & CO.
UBS WARBURG
PRUDENTIAL SECURITIES INC
LEHMAN BROTHERS INC.

BY: SALOMON SMITH BARNEY



By:_______________________________
         Name:
         Title:

On behalf of each of the Underwriters

                                   SCHEDULE 1


                                                              STATED
                                                              LIQUIDATION
                                                              AMOUNT OF
                                     STATED                   OPTIONAL
                                     LIQUIDATION              SECURITIES TO
                                     AMOUNT OF FIRM           BE PURCHASED
                                     SECURITIES TO            IF MAXIMUM
               UNDERWRITER           BE PURCHASED             EXERCISED
               -----------           ------------             ---------

Salomon Smith Barney                 $






         Total....................   ------------
                                     $
                                     =============





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